UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 1)

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Genocea Biosciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Genocea Biosciences, Inc.
100 Acorn Park Drive,
Cambridge, Massachusetts 02140

Amendment No. 1 to Proxy Statement

This amendment, dated May 22, 2020, amends the definitive proxy statement (the “Proxy Statement”) of Genocea Biosciences, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 20, 2020 related to the Company’s Annual Meeting of Stockholders to be held on June 1, 2020 at 9:00 a.m. EDT. The purpose of this amendment is to correct disclosure regarding the number of shares of common stock available for corporate purposes as disclosed in the Proxy Statement under Proposal No. 2, correct the voting standard under Proposal No. 3 and to disclose the impact of abstentions on certain proposals. In addition, the Company is supplementing the Proxy Statement to reflect the determinations that Broadridge Financial Services, Inc. (“Broadridge”) made following its receipt of the Proxy Statement about the proposals on which banks and brokers will have discretionary voting authority. Broadridge has informed the Company that Proposals No. 2 and 6 are matters for which banks and brokers will have discretionary authority to vote, so the Company does not expect any broker non-votes on these proposals. Broadridge informed the Company that banks and brokers will not have discretionary authority to vote on Proposals No. 1, 3, 4 and 5. The Company is supplementing the disclosure in the Proxy Statement to reflect the receipt of this information.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so. If you hold your shares in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions. Since beneficial owners may not know how their bank, broker or other nominee will exercise its discretion, the Company urges beneficial owners to vote their shares in accordance with the instructions included in the materials they received from their bank, broker or other nominee.

Corrections to the Proxy Statement

Shares Available for Future Issuance

The second paragraph on page 16 of the Proxy Statement describes, as of March 31, 2020, the number of shares of common stock outstanding and the number of shares reserved for future issuance for various purposes. Due to a mathematical error, the number of shares that would remain available for issuance for general corporate purposes before the proposed amendment to increase the authorized shares was incorrectly stated as 1,251,635. The correct number of shares that available for future issuance as of March 31, 2020 before the proposed amendment is 49,144,976 shares.

Proposal No. 3 Voting Standard Correction

The third paragraph on page 18 indicates that stockholder approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock that are present in person or by proxy and entitled to vote on the proposal. The correct voting standard is a majority of votes cast on the proposal.

Supplemental Information to the Proxy Statement

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

As described on page 4 of the Proxy Statement, directors are elected by a plurality of votes cast. A properly returned proxy indicating “withhold” with respect to the election of one or more directors will have no effect on the outcome of the vote. In addition, broker non-votes will have no effect on the outcome of this proposal. Broadridge has informed the Company that banks and brokers will not have discretionary authority to vote on this proposal, so the Company expects broker non-votes on this proposal.

PROPOSAL NO. 2 - TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR AN INCREASE IN THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 85,000,000 SHARES TO 170,000,000 SHARES

As described on page 17 of the Proxy Statement, the affirmative vote of a majority of the outstanding shares of common stock is required to approve the amendment to our restated certificate of incorporation. Abstentions will have the effect of a vote against this proposal. Broadridge has informed the Company that banks and brokers will have discretionary authority to vote on this proposal, so the Company does not expect broker non-votes on this proposal.

PROPOSAL NO. 3 - TO APPROVE AN AMENDMENT TO THE GENOCEA BIOSCIENCES, INC. AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 2,800,000 SHARES, TO INCREASE THE INDIVIDUAL NON-EMPLOYEE DIRECTOR SHARE LIMIT AND TO REMOVE THE INDIVIDUAL OTHER PARTICIPANT LIMITS CONTAINED IN THIS PLAN

As with respect to this proposal, which voting standard is described above under “Corrections to the Proxy Statement - Proposal No. 3 Voting Standard Correction,” a majority of votes cast is necessary to approve the amendment. Abstentions and broker non-votes will therefore have no effect on the outcome of this proposal. Broadridge has informed the Company that banks and brokers will not have discretionary authority to vote on this proposal, so the Company expects broker non-votes on this proposal.

PROPOSAL NO. 4 - TO APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

As described on page 25 of the Proxy Statement, the Company will consider this proposal on the compensation paid to our named executive officers to be approved, on an advisory basis, if a majority of the votes cast are in favor. Abstentions and broker non-votes will therefore have no effect on the outcome of this proposal. Broadridge has informed the Company that banks and brokers will not have discretionary authority to vote on this proposal, so the Company expects broker non-votes on this proposal.

PROPOSAL NO. 5 - TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

As described on page 33 of the Proxy Statement, stockholders may vote, on an advisory basis, whether to hold such advisory votes every one, two or three years. The Board of Directors believes at this time that advisory votes on the compensation paid to our named executive officers should be held every year. If a plurality of votes is cast in favor of an interval other than one year, the Board of Directors intends to consider that alternative frequency prior to determining the frequency for such advisory votes to be submitted to stockholders in the future. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Broadridge has informed the Company that banks and brokers will not have discretionary authority to vote on this proposal, so the Company expects broker non-votes on this proposal.

PROPOSAL NO. 6 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As described on page 4 of the Proxy Statement, a majority of votes cast is necessary to approve the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will have no effect on the outcome of this proposal. Broadridge has informed the Company that banks and brokers will have discretionary authority to vote on this proposal, so the Company does not expect any broker non-votes on this proposal.

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